Exhibit (a)(1)(B)

Letter of Transmittal

To Tender Shares of Class A Common Stock

Pursuant to the Offer to Purchase For Cash dated January 26, 2023 by

DMY TECHNOLOGY GROUP, INC. VI

of

Up to 24,150,000 of its Shares of Class A Common Stock

at a Purchase Price Equal to a Pro Rata

Share of the Trust Account as defined in the Offer to Purchase in Connection with its Consummation of a Proposed Business Combination.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,

NEW YORK CITY TIME, FEBRUARY 24, 2023 UNLESS THE OFFER IS EXTENDED.

You are urged to carefully review the Offer to Purchase to determine if you support the Business Combination, which is the proposed initial business combination of dMY Technology Group, Inc. VI (the “Company”). If you support the Business Combination, you should not tender your shares of Class A Common Stock in the Offer.

Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Offer to Purchase.

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

Attn: Corporate Actions Department / dMY Technology Group, Inc. VI

1 State Street, 30th Floor

New York, NY 10004

The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES OF CLASS A COMMON STOCK TENDERED (See Instructions 3 and 4)
Name(s) and Address(es) of Registered Owner(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Shares of Class A Common Stock Tendered
Total number of shares:

This Letter of Transmittal is to be used only if you intend to forward certificates for shares of Common Stock (as defined below) herewith or, unless an agent’s message (as defined in “The Offer—Procedures for Tendering Shares of Common Stock” of the Offer to Purchase (as defined below)) is utilized, you intend to deliver shares of Common Stock by book-entry transfer to an account maintained by the Depositary (as defined below) at the book-entry transfer facility (as defined in “The Offer—Procedures for Tendering Shares of Common Stock” of the Offer to Purchase) pursuant to the procedures set forth in “The Offer—Procedures for Tendering Shares of Common Stock” of the Offer to Purchase.

If you wish to remain invested in dMY Technology Group, Inc. VI following the Business Combination and want to retain your shares of Common Stock, you do NOT need to take any action.

If you want to participate in the Offer (as defined below), you should complete this Letter of Transmittal.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐

CHECK HERE IF TENDERED SHARES OF COMMON STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES OF COMMON STOCK BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
Account Number:
Transaction Code Number:

Ladies and Gentlemen:

The undersigned hereby tenders to dMY Technology Group, Inc. VI (the “Company”) the shares of Class A Common Stock, par value $0.0001 per share (the “Common Stock”), of the Company, on the terms and subject to the conditions set forth in the Company’s Offer to Purchase dated January 26, 2023 (the “Offer to Purchase”), and this Letter of Transmittal (the “Letter of Transmittal” which, together with the Offer to Purchase any amendments or supplements thereto or hereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged.

Subject to and effective on acceptance for payment of, and payment for, the shares of Common Stock tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the shares of Common Stock that are being tendered hereby and irrevocably constitutes and appoints Continental Stock Transfer & Trust Company (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such shares of Common Stock, to (a) deliver certificates for such shares of Common Stock or transfer ownership of such shares of Common Stock on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, (b) present such shares of Common Stock for cancellation and transfer on the Company’s books, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Common Stock, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Common Stock tendered hereby and that, when the same are accepted for purchase by the Company, the Company will acquire good title thereto, free and clear of all security interests, liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or the Company, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of Common Stock tendered hereby, all in accordance with the terms of the Offer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. Please see “The Offer—Procedures for Tendering Shares of Common Stock—Withdrawal Rights.”

The undersigned understands that the valid tender of shares of Common Stock pursuant to any of the procedures described in “The Offer—Procedures for Tendering Shares of Common Stock” of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Offer.

It is a violation of Rule 14e-4 promulgated under the Exchange Act (as defined in the Offer to Purchase) for a person acting alone or in concert with others, directly or indirectly, to tender shares of Common Stock for such person’s own account unless at the time of tender and at the Expiration Date (as defined in the Offer to Purchase) such person has a “net long position” in (a) the shares of Common Stock that is equal to or greater than the amount tendered and will deliver or cause to be delivered such shares of Common Stock for the purpose of tender to the Company within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into shares of Common Stock (“Equivalent Securities”) that is at least equal to the amount tendered and, upon the acceptance of such tender, will acquire such shares of Common Stock by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such shares of Common Stock so acquired for the purpose of tender to the Company within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of shares of Common Stock made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the undersigned’s representation and warranty to the Company that (i) the undersigned has a “net long position” in shares of Common Stock or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (ii) such tender of shares of Common Stock complies with Rule 14e-4.

Only shares of Common Stock validly tendered, and not properly withdrawn, will be purchased by us pursuant to the Offer. If we are not able to consummate the Business Combination substantially contemporaneously with the expiration of the Offer, we may amend, terminate, or extend the Offer. If we terminate the Offer, we will NOT: (i) purchase any shares of Common Stock pursuant to the Offer and (ii) consummate the Business Combination in accordance with the terms of the Share Purchase Agreement (as defined in the Offer to Purchase), and we will promptly return all shares of Common Stock delivered pursuant to the Offer at our expense.

Unless otherwise indicated herein under “Special Payment Instructions,” the check for payment of the Purchase Price and/or return of any certificates for shares of Common Stock not tendered or accepted for payment shall be issued and/or returned in the name(s) of the registered holder(s) appearing under “Description of Shares of Class A Common Stock Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” the check for payment of the Purchase Price and/or return of any certificates for shares of Common Stock not tendered or accepted for payment (and accompanying documents, as appropriate) shall be sent to the address(es) of the registered holder(s) appearing under “Description of Shares of Class A Common Stock Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, the check for payment of the Purchase Price and/or the certificates to be returned related to shares of Common Stock not tendered or accepted for payment (and any accompanying documents, as appropriate) will be issued in the name(s) of, and such check and such certificates (and any accompanying documents, as appropriate) shall be delivered to, the person or persons so indicated. The undersigned authorizes the Company to credit any shares of Common Stock tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” to transfer any shares of Common Stock from the name of the registered holder(s) thereof if the Company does not accept for payment any of the shares of Common Stock so tendered.

NOTE: SIGNATURE(S) MUST BE PROVIDED ON PAGE BELOW.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6, and 7)

To be completed ONLY if certificates for shares of Common Stock not tendered or not accepted for payment and/or the check for payment of the Purchase Price of shares of Common Stock accepted for payment are to be issued in the name of someone other than the undersigned, or if shares of Common Stock tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by crediting them to an account at the book-entry transfer facility other than the account designated above.

Issue:  ☐  Check  ☐  Certificate(s) to:

Name
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

(See Substitute Form W-9 Included Herewith)

Check and complete if applicable:

☐    Credit shares of Common Stock delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for shares of Common Stock not tendered or not accepted for payment and/or the check for payment of the Purchase Price of shares of Common Stock accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail:  ☐  Check  ☐  Certificate(s) to:

Name
(Please Print)
Address
(Include Zip Code) (Taxpayer Identification or Social Security Number) (See Substitute Form W-9 Included Herewith)

SIGN HERE

(Also Complete Substitute Form W-9 Below)
(Signature(s) of Stockholder(s))

Dated:                 , 20

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the shares of Common Stock or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)
(Please Print)

Capacity (full title)

Address
(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:
(Complete Accompanying Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)

(If Required—See Instructions 1 and 5)

Authorized Signature:

Name(s)
(Please Print)

Name of Firm:

Title:

Address
(Include Zip Code)

Daytime Area Code and Telephone Number:

Dated:                                  , 20

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if either (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the book-entry transfer facility’s system whose name appears on a security position listing as the owner of the shares of Common Stock) of shares of Common Stock tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (b) such shares of Common Stock are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “eligible institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 5.

2. Requirements of Tender.    This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an agent’s message (as defined below) is utilized, if delivery of shares of Common Stock is to be made pursuant to the procedures for book-entry transfer set forth in “The Offer—Procedures for Tendering Shares of Common Stock” of the Offer to Purchase. For a stockholder validly to tender shares of Common Stock pursuant to the Offer, a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date and either certificates for tendered shares of Common Stock must be received by the Depositary at one of such addresses or shares of Common Stock must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the Depositary), in each case prior to the Expiration Date.

The term “agent’s message” means a message transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that such book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares of Common Stock that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant.

The method of delivery of shares of Common Stock, this Letter of Transmittal and all other required documents, including delivery through the book-entry transfer facility, is at the sole election and risk of the tendering stockholder. Shares of Common Stock will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. Delivery to the Company or the Information Agent shall not constitute delivery to the Depositary.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional shares of Common Stock will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance for payment of their shares of Common Stock.

3. Inadequate Space.    If the space provided in the box entitled “Description of Shares of Class A Common Stock Tendered” in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of shares of Common Stock should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer).    If fewer than all the shares of Common Stock represented by any certificate submitted to the Depositary are to be tendered, fill in the number of shares of Common Stock that are to be tendered in the box entitled “Number of Shares of Class A Common Stock Tendered.” In that case, if any tendered shares of Common Stock are purchased, new certificate(s) for the remainder of the shares of Common Stock that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the shares of Common Stock tendered herewith. All shares of Common Stock represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the shares of Common Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the shares of Common Stock tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any shares of Common Stock tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to the Company of his or her authority to so act must be submitted with this Letter of Transmittal.

If this Letter of Transmittal is signed by the registered owner(s) of the shares of Common Stock tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or certificates for shares of Common Stock not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the shares of Common Stock tendered hereby, or if payment is to be made or certificate(s) for shares of Common Stock not tendered or not purchased are to be issued to a person other than the registered owner(s), the certificate(s) representing such shares of Common Stock must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution. See Instruction 1.

6. Stock Transfer Taxes.    The Company will not pay any transfer taxes, if any, with respect to the shares of Common Stock purchased pursuant to the Offer. If payment of the Purchase Price is to be made to, or if shares of Common Stock not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares of Common Stock tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes, if any, (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions.    If a check for the Purchase Price of any shares of Common Stock accepted for payment is to be issued in the name of, and/or certificates for any shares of Common Stock not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 5.

8. Irregularities.    The Company will determine in its sole discretion all questions as to the number of shares of Common Stock to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of shares of Common Stock. Any such determinations will be final and binding on all parties, subject to a stockholder’s right to challenge our determination in a court of competent jurisdiction. The Company reserves the absolute right to reject any or all tenders of shares of Common Stock it determines not to be in proper form or the acceptance of which or payment for which may, in the Company’s opinion, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any particular shares of Common Stock, and the Company’s interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties subject to a stockholder’s right to challenge our determination in a court of competent jurisdiction. No tender of shares of Common Stock will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

9. Requests for Assistance or Additional Copies.    Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, and the Substitute Form W-9 may be directed to the Information Agent at its address set forth on the back cover of this Letter of Transmittal.

10. Lost, Destroyed or Stolen Certificates.    If your certificate(s) for part or all of your shares of Common Stock has been lost, stolen, destroyed or mutilated, you should contact Continental Stock Transfer & Trust Company at (917) 262-2378 for information regarding replacement of lost securities. The Depositary will provide you with instructions on how to obtain a replacement certificate. You may be asked to post a bond to secure against the risk that the certificate may be subsequently recirculated. There may be a fee and additional documents may be required to replace lost certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. You are urged to send the properly completed Letter of Transmittal to the Depositary immediately to ensure timely processing of documentation. If you have questions, you may contact Continental Stock Transfer & Trust Company at (917) 262-2378.

IMPORTANT.    This Letter of Transmittal (or a manually signed facsimile hereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary prior to the Expiration Date and either certificates for tendered shares of Common Stock must be received by the Depositary or shares of Common Stock must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date.

IMPORTANT TAX INFORMATION

THE ENCLOSED SUBSTITUTE FORM W-9 SHOULD BE COMPLETED AND SIGNED IF YOU ARE A U.S. PERSON (AS DETERMINED FOR U.S. FEDERAL INCOME TAX PURPOSES). IF YOU ARE A FOREIGN PERSON (OR A DOMESTIC DISREGARDED ENTITY THAT HAS A FOREIGN OWNER), DO NOT COMPLETE FORM W-9. INSTEAD COMPLETE AN APPROPRIATE IRS FORM W-8.

Under the U.S. federal income tax law, a stockholder whose tendered shares of Common Stock are accepted for payment is required by law to provide the Depositary (as payor) with such stockholder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below (or otherwise must indicate that such stockholder is awaiting a TIN). If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service, or IRS, and payments that are made to such stockholder with respect to shares of Common Stock purchased pursuant to the Offer may be subject to backup withholding tax of 24% (or the then prevailing rate).

Certain stockholders including, among others, certain Non-U.S. Holders, are not subject to these backup withholding requirements. In order for a Non-U.S. Holder to qualify as an exempt recipient, such Non-U.S. Holder must submit an IRS Form W-8BEN (or other applicable IRS Form or substitute forms), signed under penalties of perjury, attesting to such stockholder’s exempt status. An IRS Form W-8BEN (or other applicable IRS Form) can be obtained from the Depositary or from the IRS website at www.irs.gov. Exempt stockholders (other than Non-U.S. Holders) should furnish their TIN, write “Exempt” in Part II on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. See the accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. Stockholders should consult their tax advisors as to qualification for exemption from backup withholding tax and the procedures for obtaining such exemption.

If backup withholding tax applies, the Depositary is required to withhold 24% (or the then prevailing rate) of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained, provided the required information is furnished to the IRS on a timely basis.

Purpose Of Substitute Form W-9

To prevent backup withholding tax on payments that are made to a stockholder with respect to shares of Common Stock purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that (i) such stockholder is exempt from backup withholding, (ii) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding tax as a result of a failure to report all interest or dividends or (iii) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding tax.

What Number To Give The Depositary

The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the shares of Common Stock tendered hereby. If the shares of Common Stock are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time for payment, the Depositary will withhold 24% (or the then prevailing rate) of all payments of the Purchase Price to such stockholder until a TIN is provided.

PAYOR’S NAME: Continental Stock Transfer & Trust Company
Payee’s Name:
Payee’s Business Name (if different from above):
Payee’s Address:
Mark Appropriate Box:	☐ Limited Liability Company	☐ Individual/Sole Proprietor	☐ Corporation	☐ Partnership	☐ Other

SUBSTITUTE FORM W-9	Enter appropriate tax classification (check one) 1. disregarded entity ☐ 2. corporation ☐ 3. partnership ☐

Department of the Treasury	Part I—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.				TIN: Social Security Number OR Employer Identification Number
Internal Revenue Service	Part II—For Payees exempt from backup withholding, write “Exempt” here and sign and date below (see the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein)

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part III—Certification—Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) of Part III above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute From W-9.)
	Signature: -				Date: -

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR”

IN THE SPACE FOR THE TIN PROVIDED ABOVE IN THIS SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 24% (or the then prevailing rate) of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature:	Date:

The Letter of Transmittal, certificates for shares of Common Stock and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder’s bank, broker, dealer, trust company or other nominee to the Depositary at one of its addresses set forth below.

The Depositary for the Offer is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

Attn: Corporate Actions Department / dMY Technology Group, Inc. VI

1 State Street, 30th Floor

New York, NY 10004

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile number other than as set forth above, will not constitute a valid delivery to the Depositary.

Questions and requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent. You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford CT 06902

Telephone: (800) 662-5200 or banks and brokers can call collect at (203) 658-9400

Email: DMYS.info@investor.morrowsodali.com

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the name and SOCIAL SECURITY number of—	For this type of account:	Give the name and EMPLOYER IDENTIFICATION number of—
1. An individual’s account	The individual	6. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. Corporate or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Religious, charitable, or educational organization account	The organization

		9. Partnership or multi-member LLC	The partnership

4. (a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	10. Association, club, or other tax-exempt organization	The organization

(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	11. VA broker or registered nominee	The broker or nominee

5. Sole proprietorship or single-owner LLC	The owner(3)	12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)

You must show your individual name and you may also enter your business or “DBA” name on the second line. You may use your Social Security Number or Employer Identification Number. If you are a sole proprietor, the IRS encourages you to use your Social Security Number.

(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), or an individual retirement plan or a custodial account under Section 403(b)(7);

•	The U.S. or any agency or instrumentality thereof;

•	A State, the District of Columbia, a possession of the U.S., or any subdivision or instrumentality thereof;

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof; and

•	An international organization or any agency, or instrumentality thereof.

Payees that may be exempt from withholding or certain types of payments include:

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.;

•	A corporation;

•	A financial institution;

•	A real estate investment trust;

•	A common trust fund operated by a bank under section 584(a);

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1);

•	An entity registered at all times under the Investment Company Act of 1940; and

•	A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441;

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner;

•	Payments of patronage dividends where the amount received is not paid in money; and

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer;

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852);

•	Payments described in section 6049(b)(5) to non-resident aliens;

•	Payments on tax-free covenant bonds under section 1451; and

•	Payments made by certain foreign organizations.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. NON U.S. HOLDERS SHOULD ALSO COMPLETE FORM W-8BEN TO CERTIFY THAT THEY ARE EXEMPT PAYEES. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6050A, and 6050N and the regulations issued thereunder.

Privacy Act Notice—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

Penalty for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information with Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT

YOUR TAX CONSULTANT OR THE

INTERNAL REVENUE SERVICE.